Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	December 31,	September 30,	December 31,
	2010	2010	2009
	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$ 1,247,946	$ 1,175,434	$875,250
Funds sold and resell agreements	21,458	20,468	45,966
Trading securities	55,467	82,247	65,354
Securities:
Available for sale	9,311,252	9,560,210	8,872,023
Investment	339,553	343,748	240,405
Mortgage trading securities	428,021	475,215	285,950
Total securities	10,078,826	10,379,173	9,398,378
Residential mortgage loans held for sale	263,413	316,893	217,826
Loans:
Commercial	5,933,996	5,972,008	6,207,840
Commercial real estate	2,277,350	2,323,122	2,491,434
Residential mortgage	1,828,248	1,883,908	1,793,622
Consumer	603,442	626,806	786,802
Total loans	10,643,036	10,805,844	11,279,698
Less reserve for loan losses	(292,971)	(299,154)	(292,095)
Loans, net of reserve	10,350,065	10,506,690	10,987,603
Premises and equipment, net	265,465	267,189	280,260
Accrued revenue receivable	148,940	138,234	108,822
Goodwill	335,601	335,601	335,601
Intangible assets, net	13,803	15,168	18,638
Mortgage servicing rights, net	115,723	86,333	73,824
Real estate and other repossessed assets	141,394	126,859	129,034
Bankers' acceptances	1,222	259	3,869
Derivative contracts	270,445	266,104	343,782
Cash surrender value of bank-owned life insurance	255,442	254,884	247,357
Receivable on unsettled securities trades	135,059	124,365	-
Other assets	241,334	290,051	385,267
TOTAL ASSETS	$ 23,941,603	$ 24,385,952	$23,516,831

LIABILITIES AND EQUITY
Deposits:
Demand	$ 4,220,764	$ 4,046,515	$3,653,844
Interest-bearing transaction	9,255,362	8,845,385	7,930,439
Savings	193,767	189,191	165,952
Time	3,509,168	3,741,500	3,767,993
Total deposits	17,179,061	16,822,591	15,518,228
Funds purchased and
repurchase agreements	2,283,780	2,049,733	2,471,743
Other borrowings	833,578	1,303,591	2,133,357
Subordinated debentures	398,701	398,658	398,539
Accrued interest, taxes, and expense	134,107	132,564	111,880
Bankers' acceptances	1,222	259	3,869
Due on unsettled securities trades	160,425	756,532	212,335
Derivative contracts	215,420	218,296	308,360
Other liabilities	191,431	179,740	133,146
TOTAL LIABILITIES	21,397,725	21,861,964	21,291,457
Shareholders' equity:
Capital, surplus and retained earnings	2,413,887	2,364,609	2,216,553
Accumulated other comprehensive income (loss)	107,839	139,041	(10,740)
TOTAL SHAREHOLDERS' EQUITY	2,521,726	2,503,650	2,205,813
Non-controlling interest	22,152	20,338	19,561
TOTAL EQUITY	2,543,878	2,523,988	2,225,374
TOTAL LIABILITIES AND EQUITY	$ 23,941,603	$ 24,385,952	$23,516,831

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

ASSETS
Funds sold and resell agreements	$ 21,128	$ 18,882	$22,776	$ 32,363	$ 30,358
Trading securities	74,084	69,315	58,722	70,979	68,027
Securities:
Available for sale	9,662,055	9,270,710	8,892,175	8,884,678	8,583,032
Investment	341,941	336,455	335,117	256,003	238,479
Mortgage trading securities	474,731	602,049	435,693	366,845	340,456
Total securities	10,478,727	10,209,214	9,662,985	9,507,526	9,161,967
Residential mortgage loans held for sale	282,734	242,559	183,489	137,404	194,760
Loans:
Commercial	5,946,960	6,003,159	6,060,642	6,132,889	6,325,580
Commercial real estate	2,282,779	2,335,226	2,359,958	2,492,535	2,538,737
Residential mortgage	1,832,624	1,893,162	1,848,692	1,833,602	1,827,339
Consumer	604,830	629,968	702,174	728,294	801,040
Total loans	10,667,193	10,861,515	10,971,466	11,187,320	11,492,696
Less allowance for loan losses	(307,223)	(308,139)	(312,595)	(309,194)	(298,157)
Total loans, net	10,359,970	10,553,376	10,658,871	10,878,126	11,194,539
Total earning assets	21,216,643	21,093,346	20,586,843	20,626,398	20,649,651
Cash and due from banks	1,092,979	989,782	903,555	1,089,971	1,095,087
Cash surrender value of bank-owned life insurance	255,530	252,912	249,914	247,415	245,460
Derivative contracts	249,861	267,952	288,853	300,865	352,143
Other assets	1,467,938	1,588,298	1,415,642	1,448,098	1,353,393
TOTAL ASSETS	$ 24,282,951	$ 24,192,290	$23,444,807	$ 23,712,747	$ 23,695,734

LIABILITIES AND EQUITY
Deposits:
Demand	$ 4,171,595	$ 3,831,486	$3,660,910	$ 3,485,504	$ 3,666,663
Interest-bearing transaction	9,325,573	8,699,495	8,287,296	7,963,752	7,734,678
Savings	191,235	189,512	184,376	170,990	167,572
Time	3,602,150	3,774,136	3,701,167	3,772,295	4,002,337
Total deposits	17,290,553	16,494,629	15,833,749	15,392,541	15,571,250
Funds purchased and
repurchase agreements	1,977,380	2,227,088	2,491,084	2,575,286	2,173,476
Other borrowings	829,756	1,465,516	1,619,745	2,249,470	2,380,938
Subordinated debentures	398,680	398,638	398,598	398,559	398,522
Derivative contracts	197,330	228,297	243,089	276,696	318,809
Other liabilities	1,053,695	895,703	479,813	521,567	605,994
TOTAL LIABILITIES	21,747,394	21,709,871	21,066,078	21,414,119	21,448,989
Total equity	2,535,557	2,482,419	2,378,729	2,298,628	2,246,745
TOTAL LIABILITIES AND EQUITY	$ 24,282,951	$ 24,192,290	$23,444,807	$ 23,712,747	$ 23,695,734
	-	-	-	-	-

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009

Interest revenue	$ 197,148	$ 224,411	$851,082	$ 914,569
Interest expense	33,498	39,933	142,030	204,205
Net interest revenue	163,650	184,478	709,052	710,364
Provision for credit losses	6,999	48,620	105,139	195,900
Net interest revenue after
provision for credit losses	156,651	135,858	603,913	514,464

Other operating revenue
Brokerage and trading revenue	28,610	20,240	101,471	91,677
Transaction card revenue	29,500	26,292	112,302	105,517
Trust fees and commissions	18,145	16,492	68,976	66,177
Deposit service charges and fees	23,732	29,501	103,611	115,791
Mortgage banking revenue	25,158	13,403	87,600	64,980
Bank-owned life insurance	3,182	2,870	12,066	10,239
Other revenue	7,648	7,150	30,368	26,131
Total fees and commissions	135,975	115,948	516,394	480,512
Gain (loss) on other assets	15	(205)	(1,161)	4,134
Gain (loss) on derivatives, net	(7,286)	(370)	4,271	(3,365)
Gain (loss) on securities, net	(10,164)	7,277	29,213	46,122
Total other-than-temporary impairment losses	(4,768)	(67,390)	(29,960)	(129,154)
Portion of loss recognized in other comprehensive income	1,859	(52,902)	(2,151)	(94,741)
Net impairment losses recognized in earnings	(6,627)	(14,488)	(27,809)	(34,413)
Total other operating revenue	111,913	108,162	520,908	492,990

Other operating expense
Personnel	106,770	93,687	401,864	380,517
Business promotion	4,377	5,758	17,726	19,582
Professional fees and services	9,527	8,813	30,217	30,243
Net occupancy and equipment	16,331	17,600	63,969	65,715
Insurance	6,139	6,412	24,320	24,040
FDIC special assessment	-	-	-	11,773
Data processing and communications	23,902	21,121	87,752	81,292
Printing, postage and supplies	3,170	3,601	13,665	15,960
Net losses and operating expenses
of repossessed assets	6,966	5,101	34,483	11,400
Amortization of intangible assets	1,365	1,912	5,336	6,970
Mortgage banking costs	11,999	11,436	40,739	36,304
Change in fair value of mortgage servicing rights	(25,111)	(5,285)	(3,661)	(12,124)
Visa retrospective responsibility obligation	(1,103)	-	-	-
Other expense	14,029	6,281	36,760	25,061
Total other operating expense	178,361	176,437	753,170	696,733

Net income before taxes	90,203	67,583	371,651	310,721
Federal and state income taxes	31,097	24,780	123,357	106,705

Net income	59,106	42,803	248,294	204,016
Net income attributable to non-controlling interest	274	33	1,540	3,438

Net income attributable to BOK Financial Corporation	$ 58,832	$ 42,770	$246,754	$ 200,578

Average shares outstanding:
Basic	67,685,434	67,446,326	67,627,735	67,375,387
Diluted	67,888,950	67,600,344	67,831,734	67,487,944

Net income per share:
Basic	$ 0.86	$ 0.63	$3.63	$ 2.96
Diluted	$ 0.86	$ 0.63	$3.61	$ 2.96

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Capital:
Period-end shareholders' equity	$ 2,521,726	$ 2,503,650	$2,428,738	$ 2,312,443	$ 2,205,813
Risk weighted assets	$ 16,368,976	$ 16,484,702	$16,611,662	$ 16,787,566	$ 17,275,808
Risk-based capital ratios:
Tier 1	12.69%	12.30%	11.90%	11.45%	10.86%
Total capital	16.20%	15.79%	15.38%	15.09%	14.43%
Leverage ratio	8.74%	8.61%	8.57%	8.25%	8.05%
Tangible common equity ratio (A)	9.21%	8.96%	8.88%	8.46%	7.99%
Tier 1 common equity ratio (B)	12.55%	12.17%	11.77%	11.33%	10.75%

Common stock:
Book value per share	$ 36.97	$ 36.77	$35.67	$ 33.99	$ 32.53

Market value per share:
High	$ 54.86	$ 50.58	$55.60	$ 53.11	$ 47.91
Low	$ 44.83	$ 42.89	$47.45	$ 45.43	$ 41.87

Cash dividends paid	$ 17,025	$ 16,856	$16,834	$ 16,304	$ 16,201
Dividend payout ratio	28.94%	26.23%	26.50%	27.11%	37.88%
Shares outstanding, net	68,207,689	68,091,126	68,080,797	68,042,918	67,802,807
Stock buy-back program:
Shares repurchased	-	-	-	-	-
Amount	$ -	$ -	$-	$ -	$ -
Average price per share	$ -	$ -	$ -	$ -	$ -

Performance ratios (quarter annualized):
Return on average assets	0.96%	1.05%	1.09%	1.03%	0.72%
Return on average equity	9.21%	10.27%	10.71%	10.61%	7.55%
Net interest margin	3.19%	3.50%	3.63%	3.68%	3.64%
Efficiency ratio	65.60%	59.07%	59.56%	59.11%	60.02%

Other data:
Gain (loss) on economic hedge of mortgage servicing rights	$ (18,509)	$ 8,045	$22,431	$ (211)	$ (4,440)
Trust assets	$ 32,751,501	$ 31,460,021	$29,825,608	$ 30,739,254	$ 30,385,365
Mortgage servicing portfolio	$ 11,263,130	$ 11,190,802	$11,057,385	$ 10,895,182	$ 6,603,132
Mortgage loans funded for sale	$ 821,921	$ 756,022	$540,835	$ 383,293	$ 516,695
Mortgage loan refinances to total fundings	72%	64%	34%	55%	47%
Tax equivalent adjustment	$ 2,263	$ 2,152	$2,327	$ 2,416	$ 2,196
Net unrealized gain on available for sale securities	$ 200,203	$ 255,421	$215,439	$ 107,754	$ 13,226

(A) Tangible common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Total shareholders' equity	$ 2,521,726	$ 2,503,650	$2,428,738	$ 2,312,443	$ 2,205,813
Less: intangible assets, net	(349,404)	(350,769)	(351,592)	(352,916)	(354,239)
Tangible common equity	$ 2,172,322	$ 2,152,881	$2,077,146	$ 1,959,527	$ 1,851,574

Total assets	$ 23,941,603	$ 24,385,952	$23,736,728	$ 23,501,976	$ 23,516,831
Less: intangible assets, net	(349,404)	(350,769)	(351,592)	(352,916)	(354,239)
	$ 23,592,199	$ 24,035,183	$23,385,136	$ 23,149,060	$ 23,162,592

Tangible common equity ratio	9.21%	8.96%	8.88%	8.46%	7.99%

(B) Tier 1 common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Tier 1 capital	$ 2,076,525	$ 2,027,226	$1,976,588	$ 1,922,783	$ 1,876,778
Less: non-controlling interest	(22,152)	(20,338)	(21,289)	(20,274)	(19,561)
Tier 1 common equity	$ 2,054,373	$ 2,006,888	$1,955,299	$ 1,902,509	$ 1,857,217

Risk weighted assets	$ 16,368,976	$ 16,484,702	$16,611,662	$ 16,787,566	$ 17,275,808

Tier 1 common equity ratio	12.55%	12.17%	11.77%	11.33%	10.75%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Interest revenue	$ 197,148	$ 216,967	$217,597	$ 219,370	$ 224,411
Interest expense	33,498	36,252	35,484	36,796	39,933
Net interest revenue	163,650	180,715	182,113	182,574	184,478
Provision for credit losses	6,999	20,000	36,040	42,100	48,620
Net interest revenue after
provision for credit losses	156,651	160,715	146,073	140,474	135,858

Other operating revenue
Brokerage and trading revenue	28,610	27,072	24,754	21,035	20,240
Transaction card revenue	29,500	28,852	28,263	25,687	26,292
Trust fees and commissions	18,145	16,774	17,737	16,320	16,492
Deposit service charges and fees	23,732	24,290	28,797	26,792	29,501
Mortgage banking revenue	25,158	29,236	18,335	14,871	13,403
Bank-owned life insurance	3,182	3,004	2,908	2,972	2,870
Other revenue	7,648	7,708	7,374	7,638	7,150
Total fees and commissions	135,975	136,936	128,168	115,315	115,948
Gain (loss) on other assets	15	(1,331)	1,545	(1,390)	(205)
Gain (loss) on derivatives, net	(7,286)	4,626	7,272	(341)	(370)
Gain (loss) on securities, net	(10,164)	11,753	23,100	4,524	7,277
Total other-than-temporary impairment losses	(4,768)	(4,525)	(10,959)	(9,708)	(67,690)
Portion of loss recognized in other comprehensive income	1,859	9,786	(8,313)	(5,483)	(52,902)
Net impairment losses recognized in earnings	(6,627)	(14,311)	(2,646)	(4,225)	(14,488)
Total other operating revenue	111,913	137,673	157,439	113,883	108,162

Other operating expense
Personnel	106,770	101,216	97,054	96,824	93,687
Business promotion	4,377	4,426	4,945	3,978	5,758
Professional fees and services	9,527	7,621	6,668	6,401	8,813
Net occupancy and equipment	16,331	16,436	15,691	15,511	17,600
Insurance	6,139	6,052	5,596	6,533	6,412
Data processing and communications	23,902	21,601	21,940	20,309	21,121
Printing, postage and supplies	3,170	3,648	3,525	3,322	3,601
Net losses and operating expenses
of repossessed assets	6,966	7,230	13,067	7,220	5,101
Amortization of intangible assets	1,365	1,324	1,323	1,324	1,912
Mortgage banking costs	11,999	9,093	10,380	9,267	11,436
Change in fair value of mortgage servicing rights	(25,111)	15,924	19,458	(13,932)	(5,285)
Visa retrospective responsibility obligation	(1,103)	1,103	-	-	-
Other expense	14,029	9,491	6,265	6,975	6,281
Total other operating expense	178,361	205,165	205,912	163,732	176,437

Net income before taxes	90,203	93,223	97,600	90,625	67,583
Federal and state income taxes	31,097	29,935	32,042	30,283	24,780

Net income	59,106	63,288	65,558	60,342	42,803
Net income (loss) attributable to non-controlling interest	274	(979)	2,036	209	33

Net income attributable to BOK Financial Corporation	$ 58,832	$ 64,267	$63,522	$ 60,133	$ 42,770

Average shares outstanding:
Basic	67,685,434	67,625,378	67,605,807	67,592,315	67,446,326
Diluted	67,888,950	67,765,344	67,880,587	67,790,049	67,600,344

Net income per share:
Basic	$ 0.86	$ 0.94	$0.93	$ 0.88	$ 0.63
Diluted	$ 0.86	$ 0.94	$0.93	$ 0.88	$ 0.63

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Oklahoma:
Commercial	$ 2,581,082	$ 2,662,347	$2,704,460	$ 2,616,086	$ 2,649,252
Commercial real estate	726,409	748,501	784,549	787,543	820,578
Residential mortgage	1,253,466	1,293,334	1,257,497	1,235,788	1,228,822
Consumer	336,492	349,720	395,274	404,570	451,829
Total Oklahoma	4,897,449	5,053,902	5,141,780	5,043,987	5,150,481

Texas:
Commercial	1,888,635	1,876,994	1,902,934	1,935,819	2,017,081
Commercial real estate	686,956	715,859	731,399	769,682	735,338
Residential mortgage	297,027	309,815	308,496	307,643	313,113
Consumer	146,986	151,434	160,377	160,449	170,062
Total Texas	3,019,604	3,054,102	3,103,206	3,173,593	3,235,594

New Mexico:
Commercial	279,432	289,368	286,555	326,203	341,802
Commercial real estate	314,781	314,957	294,425	298,197	305,061
Residential mortgage	88,392	87,851	87,549	85,629	86,415
Consumer	19,583	20,153	20,542	16,713	17,473
Total New Mexico	702,188	712,329	689,071	726,742	750,751

Arkansas:
Commercial	84,775	91,752	89,376	86,566	103,443
Commercial real estate	116,989	117,137	114,576	129,125	132,436
Residential mortgage	13,155	14,937	15,823	17,071	16,849
Consumer	72,787	84,869	96,189	110,123	124,265
Total Arkansas	287,706	308,695	315,964	342,885	376,993

Colorado:
Commercial	470,500	457,421	484,188	495,916	545,724
Commercial real estate	197,180	203,866	225,758	228,998	239,970
Residential mortgage	72,310	75,152	69,325	68,049	66,504
Consumer	21,409	15,402	18,548	17,991	17,362
Total Colorado	761,399	751,841	797,819	810,954	869,560

Arizona:
Commercial	231,117	234,739	204,326	209,019	199,143
Commercial real estate	201,018	188,943	163,374	202,192	227,249
Residential mortgage	89,245	85,184	78,890	68,015	65,047
Consumer	3,445	3,061	2,971	3,068	3,461
Total Arizona	524,825	511,927	449,561	482,294	494,900

Kansas / Missouri:
Commercial	398,455	359,387	339,689	345,130	351,395
Commercial real estate	34,017	33,859	26,828	28,111	30,802
Residential mortgage	14,653	17,635	16,666	15,516	16,872
Consumer	2,740	2,167	2,133	2,012	2,350
Total Kansas / Missouri	449,865	413,048	385,316	390,769	401,419

TOTAL BOK FINANCIAL	$ 10,643,036	$ 10,805,844	$10,882,717	$ 10,971,224	$ 11,279,698

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Oklahoma:
Demand	$ 2,271,375	$ 2,238,303	$2,101,994	$ 2,062,084	$ 2,068,908
Interest-bearing:
Transaction	6,061,626	5,609,811	5,562,287	5,237,983	5,134,902
Savings	106,411	103,524	102,590	101,708	93,006
Time	1,373,307	1,497,344	1,442,525	1,360,756	1,397,240
Total interest-bearing	7,541,344	7,210,679	7,107,402	6,700,447	6,625,148
Total Oklahoma	9,812,719	9,448,982	9,209,396	8,762,531	8,694,056

Texas:
Demand	1,389,876	1,238,103	1,150,495	1,068,656	1,108,401
Interest-bearing:
Transaction	1,791,810	1,786,979	1,674,519	1,675,759	1,748,319
Savings	36,429	35,614	36,814	37,175	35,129
Time	966,116	1,031,877	1,003,936	1,043,813	1,100,602
Total interest-bearing	2,794,355	2,854,470	2,715,269	2,756,747	2,884,050
Total Texas	4,184,231	4,092,573	3,865,764	3,825,403	3,992,451

New Mexico:
Demand	270,916	262,567	223,869	222,685	209,090
Interest-bearing:
Transaction	530,244	535,012	491,708	480,189	444,247
Savings	28,342	27,906	30,231	20,036	17,563
Time	450,177	469,493	476,155	495,243	510,202
Total interest-bearing	1,008,763	1,032,411	998,094	995,468	972,012
Total New Mexico	1,279,679	1,294,978	1,221,963	1,218,153	1,181,102

Arkansas:
Demand	15,310	17,604	14,919	17,599	21,526
Interest-bearing:
Transaction	129,580	137,797	108,104	61,398	50,879
Savings	1,266	1,522	1,288	1,266	1,346
Time	100,998	116,536	119,472	105,794	101,839
Total interest-bearing	231,844	255,855	228,864	168,458	154,064
Total Arkansas	247,154	273,459	243,783	186,057	175,590

Colorado:
Demand	157,742	156,685	143,783	136,048	146,929
Interest-bearing:
Transaction	522,207	501,405	441,085	456,508	448,846
Savings	20,310	19,681	18,869	18,118	17,802
Time	502,889	495,899	497,538	509,410	525,844
Total interest-bearing	1,045,406	1,016,985	957,492	984,036	992,492
Total Colorado	1,203,148	1,173,670	1,101,275	1,120,084	1,139,421

Arizona:
Demand	74,887	97,384	71,711	61,183	68,651
Interest-bearing:
Transaction	95,890	94,108	94,033	81,851	81,909
Savings	809	812	1,062	1,105	958
Time	52,227	59,678	63,643	64,592	60,768
Total interest-bearing	148,926	154,598	158,738	147,548	143,635
Total Arizona	223,813	251,982	230,449	208,731	212,286

Kansas / Missouri:
Demand	40,658	35,869	28,518	31,726	30,339
Interest-bearing:
Transaction	124,005	180,273	116,423	100,037	21,337
Savings	200	132	110	146	148
Time	63,454	70,673	69,819	74,648	71,498
Total interest-bearing	187,659	251,078	186,352	174,831	92,983
Total Kansas / Missouri	228,317	286,947	214,870	206,557	123,322

TOTAL BOK FINANCIAL	$ 17,179,061	$ 16,822,591	$16,087,500	$ 15,527,516	$ 15,518,228

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
TAX-EQUIVALENT ASSETS YIELDS
Trading securities	4.06%	3.26%	4.51%	4.53%	5.41%
Funds sold and resell agreements	0.13%	0.08%	0.14%	0.10%	0.21%
Securities:
Taxable (A)	2.67%	3.28%	3.56%	3.73%	3.83%
Tax-exempt (A)	4.95%	4.87%	4.89%	5.28%	5.16%
Total securities (A)	2.73%	3.32%	3.60%	3.78%	3.87%
Residential mortgage loans held for sale	3.85%	4.24%	4.76%	5.16%	4.71%
Loans	4.76%	4.87%	4.83%	4.81%	4.74%
Less reserve for loan losses	-	-	-	-	-
Loans, net of reserve	4.90%	5.01%	4.97%	4.95%	4.86%
Total tax-equivalent yield on earning assets (A)	3.84%	4.19%	4.33%	4.41%	4.42%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.37%	0.45%	0.49%	0.52%	0.57%
Savings	0.35%	0.39%	0.40%	0.42%	0.47%
Time	1.78%	1.80%	1.74%	1.86%	1.95%
Total interest-bearing deposits	0.76%	0.85%	0.87%	0.94%	1.03%
Funds purchased and repurchase agreements	0.40%	0.36%	0.36%	0.32%	0.30%
Other borrowings	0.37%	0.36%	0.35%	0.29%	0.29%
Subordinated debt	5.64%	5.64%	5.57%	5.66%	5.52%
Total cost of interest-bearing liabilities	0.81%	0.86%	0.85%	0.87%	0.94%
Tax-equivalent net interest revenue spread	3.03%	3.33%	3.48%	3.54%	3.48%
Effect of noninterest-bearing funding sources and other	0.16%	0.17%	0.15%	0.14%	0.16%
Tax-equivalent net interest margin	3.19%	3.50%	3.63%	3.68%	3.64%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Nonperforming assets:
Nonaccruing loans (B):
Commercial	$ 38,455	$ 49,361	$82,775	$ 84,491	$ 101,384
Commercial real estate	150,366	177,709	193,698	219,639	204,924
Residential mortgage	37,426	38,898	40,033	36,281	29,989
Consumer	4,567	2,784	3,188	3,164	3,058
Total nonaccruing loans	230,814	268,752	319,694	343,575	339,355
Renegotiated loans (A)	22,261	25,252	21,327	17,763	15,906
Real estate and other repossessed assets	141,394	126,859	119,908	121,933	129,034
Total nonperforming assets	$ 394,469	$ 420,863	$460,929	$ 483,271	$ 484,295

Nonaccruing loans by principal market (B):
Oklahoma	$ 60,805	$ 72,264	$93,898	$ 102,231	$ 83,176
Texas	33,157	36,979	49,695	58,067	66,892
New Mexico	19,283	23,792	26,956	23,021	26,693
Arkansas	7,914	9,990	10,933	14,652	13,820
Colorado	49,416	55,631	66,040	66,883	60,082
Arizona	60,239	70,038	72,111	78,656	84,559
Kansas / Missouri	-	58	61	65	4,133
Total nonaccruing loans	$ 230,814	$ 268,752	$319,694	$ 343,575	$ 339,355
	-	-	-	-	-
Nonaccruing loans by loan portfolio sector (B):
Commercial:
Energy	$ 465	$ 8,189	$26,259	$ 17,182	$ 22,692
Manufacturing	2,116	2,454	3,237	4,834	15,765
Wholesale / retail	8,486	5,584	5,561	6,629	12,057
Agriculture	13	58	58	65	65
Services	19,262	23,925	31,062	35,535	30,926
Healthcare	3,534	2,608	8,568	10,538	13,103
Other	4,579	6,543	8,030	9,708	6,776
Total commercial	38,455	49,361	82,775	84,491	101,384
Commercial real estate:
Land development and construction	99,579	116,252	132,686	140,508	109,779
Retail	4,978	8,041	4,967	14,843	26,236
Office	19,654	24,942	24,764	26,660	25,861
Multifamily	6,725	6,924	7,253	15,725	26,540
Industrial	4,087	4,151	4,223	-	279
Other commercial real estate	15,343	17,399	19,805	21,903	16,229
Total commercial real estate	150,366	177,709	193,698	219,639	204,924
Residential mortgage:
Permanent mortgage	35,426	36,654	37,978	34,134	28,314
Home equity	2,000	2,244	2,055	2,147	1,675
Total residential mortgage	37,426	38,898	40,033	36,281	29,989
Consumer	4,567	2,784	3,188	3,164	3,058
Total nonaccruing loans	$ 230,814	$ 268,752	$319,694	$ 343,575	$ 339,355
	-	-	-	-	-
Performing loans 90 days past due	$ 9,961	$ 6,433	$12,474	$ 12,915	$ 10,308

Gross charge-offs	$ 20,152	$ 25,340	$38,168	$ 40,328	$ 37,974
Recoveries	5,939	5,205	2,614	5,850	2,950
Net charge-offs	$ 14,213	$ 20,135	$35,554	$ 34,478	$ 35,024

Provision for credit losses	$ 6,999	$ 20,000	$36,040	$ 42,100	$ 48,620

Reserve for loan losses to period end loans	2.75%	2.77%	2.75%	2.73%	2.59%
Combined reserves for credit losses to period end loans	2.89%	2.91%	2.89%	2.86%	2.72%
Nonperforming assets to period end loans
and repossessed assets	3.66%	3.85%	4.19%	4.36%	4.24%
Net charge-offs (annualized) to average loans	0.53%	0.74%	1.30%	1.23%	1.22%
Reserve for loan losses to nonaccruing loans	126.93%	111.31%	93.68%	87.23%	86.07%
Combined reserves for credit losses to nonaccruing loans	133.11%	117.01%	98.40%	91.42%	90.31%

(A) includes residential mortgage loans guaranteed by	$ 18,551	$ 21,706	$17,598	$ 14,083	$ 12,799
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.
(B) includes loans subject to First United Bank sellers escrow	$ -	$ -	$-	$ 4,281	$ 4,311